Filed pursuant to 497(k)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Enhanced Core Bond ESG Fund

Supplement dated December 4, 2020 to the Summary Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Summary Prospectus, dated as noted above.

Effective immediately, Stephen J. Repoff, CFA serves as a portfolio manager of the Fund. Mary F. Kane, CFA and Stephen J. Repoff, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Accordingly, effective immediately, the section under “Portfolio Management” titled “Portfolio Manager” on page 4 is deleted and replaced with the following:

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 11/12.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 12/20.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE